A Premium Brand Investor Presentation November 2020 Exhibit 99.1

Forward-Looking Statement Certain statements contained in this presentation are forward-looking in nature. These include all statements about People's United Financial, Inc. (“People’s United”) plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United’s actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United include, but are not limited to: (1) changes in general, international, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally; (8) competition and its effect on pricing, spending, third-party relationships and revenues; (9) the successful integration of acquisitions; (10) changes in regulation resulting from or relating to financial reform legislation; and (11) the COVID-19 pandemic and its effect on the economic and business environments in which we operate. People's United does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A Premium Brand Leading market position in one of the best commercial banking markets in the U.S. Exceptional risk management & asset quality Customer centric approach to banking Diversified portfolio of products & services Enhanced digital capabilities Relationship profitability focus Consistent cash return of capital to shareholders Unwavering commitment to building a strong banking franchise for the long-term

Founded in 1842, People’s United is a diversified, community-focused financial services company with leading positions across the large and attractive banking markets of the northeastern U.S. Expertise in Consumer, Business, Commercial Banking, and Wealth Management Assets Loans Deposits Branches Market Capitalization $60.9 Billion $45.2 Billion Dividend Yield $49.6 Billion Over 400 $4.6 Billion 6.8% *Financial / branch data as of September 30, 2020. Market capitalization and dividend yield as of November 5, 2020. Corporate Overview *People’s United also provides specialized commercial services to customers nationwide

# Seasoned Leadership Team

*Collectively over 300 years of banking experience*

| Name | Position | Years in Banking | Professional Experience |
|---|---|---|---|
| Jack Barnes | Chairman & Chief Executive Officer | 30+ | People's United Bank (SEVP, CAO), Chittenden, FDIC |
| Kristy Berner | EVP, General Counsel & Corporate Secretary | 10+ | People's United Bank, Key Bank, First Niagara, Hodgson Russ, LLP |
| Michael Boardman | EVP, Wealth Management | 30+ | People's United Bank, HSBC, Chase, U.S. Bank, Charles Schwab |
| Mark Herron | EVP, Chief Marketing Officer | 30+ | People's United Bank, BB&T |
| Sara Longobardi | SEVP, Retail Banking | 30+ | People's United Bank |
| Dave Norton | SEVP, Chief Human Resources Officer | 10+ | People's United Bank, New York Times, Starwood, PepsiCo |
| Lee Powlus | SEVP, Chief Administrative Officer | 30+ | People's United Bank, Chittenden, Alltel |
| Daniel Roberts | EVP, Chief Risk Officer | 30+ | People's United Bank, Citigroup |
| David Rosato | SEVP, Chief Financial Officer | 30+ | People's United Bank, Webster, M&T |
| Jeff Tengel | President | 30+ | People's United Bank, PNC, National City |
| Kirk Walters | SEVP, Corporate Development & Strategic Planning, Director | 30+ | People's United Bank, Santander, Sovereign, Chittenden, Northeast Financial |

People's United Financial, Inc.

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c People’s United Expansion (Acquisitions: 2010 – Present) Balancing organic growth with thoughtful M&A Financial Federal New York, NY (Equipment Finance) 2010 Smithtown, NY 2010 North Andover, MA 2010 2010 Lowell, MA 2011 Danvers, MA 2012 -- 57 Branches -- New York City Metro Area New York, NY (Wealth Management) 2016 2017 Suffolk Bancorp Riverhead, NY LEAF Commercial Capital Philadelphia, PA (Equipment Finance) 2017 Vend Lease Baltimore, MD (Equipment Finance) 2018 First Connecticut Bancorp Farmington, CT 2018 2019 BSB Bancorp Belmont, MA 2019 (1) (1) (2) (2) (3) (3) (4) (4) (5) (5) (6) (6) (7) (8) (7) (8) Mesquite, TX (Equipment Finance) (9) (9) United Financial Bancorp Hartford, CT 2019

Long-term relationships with customers; average tenure of our top 25 relationships is over 17 years Local decision making; customers relationships are with local management Single point of contact with customers; break down silos to present a full range of solutions comparable to that of larger banks Senior management frequently interacts with customers Reputation and word-of-mouth referrals often drive new business Enhanced mobile device and online driven offerings Broad distribution: over 400 branches across six states and 600 ATMs Call center operations locally located in Bridgeport, CT and Burlington, VT Long History of Relationship Management Since 2009, People’s United has received 49 Greenwich Excellence and Best Brand Awards Greenwich Associates is the leading global provider of local market intelligence and advisory services to the banking industry. Our ability to build deep, multi-product relationships not only satisfies the needs of customers, but also improves the Company’s profitability

c Diversified Loan Portfolio CAGR: 10% Commercial Real Estate $13.7 / 30% Equipment Financing $4.9 / 11% Residential Mortgage $9.1 / 20% Commercial & Industrial $15.3 / 34% Home Equity & Other Consumer $2.2 / 5% Successful geographic expansion, organic growth, thoughtful acquisitions, investment in talent, and new business initiatives have driven growth ($ in billions, end of period loan balances at December 31, unless noted otherwise) Commercial: $33.9 / 75% Retail: $11.3 / 25%

c Home Equity Loans 9% Other 5% Packaging 2% Manufacturing 8% Wholesale Trade 5% Hospitality & Entertainment 7% Health Services 5% Other 7% Transportation/ Utility 3% (At September 30, 2020, end of period balances) Residential (Multi-Family) 32% Retail 27% Office Buildings 18% Other 6% Health Care 4% Industrial / Manufacturing 6% Finance & Insurance 28% Service 18% Manufacturing 9% Wholesale Trade 8% Retail Trade 6% Transportation / Utility 23% Construction 14% Rental & Leasing 11% Service 14% RE, Rental & Leasing 8% Diversified Loan Portfolio Commercial Real Estate: $13.7 billion Commercial & Industrial: $15.3 billion Equipment Financing: $4.9 billion Residential Mortgage: $9.1 billion Home Equity & Other Consumer: $2.2 billion Health Services 10% Other 6% Originated weighted average FICO score – YTD 2020 Residential mortgage: 761 Home equity: 773 Originated weighted average LTV – YTD 2020 Residential mortgage: 69% Home equity: 60% 56% of home equity originations during past 3 years in first lien position Fixed Rate 34% Adjustable Rate 66% Commercial Retail Home Equity Lines of Credit 86% Printing 4% Waste Management 4% Retail Trade 3% Construction 4%

c Leveraging investments in New York Metro and Greater Boston, while also strengthening multi-product relationships across heritage markets and expanding national businesses Diversified Loan Portfolio by Geography $26.6 $29.7 $32.6 $28.4 $35.2 $43.6 $45.2 1Northern New England includes Maine, New Hampshire and Vermont. 1 ($ in billions, end of period loan balances at December 31, unless noted otherwise)

c 0.16% PBCT Median, excluding PBCT = 0.57% Source: SNL Financial Sustained Exceptional Asset Quality Remain focused on maintaining exceptional asset quality, which is a result of our conservative, well-defined underwriting approach and high-quality, cycle-tested customer base Sustaining exceptional asset quality is an important lever in building long-term value Average Annual Net Charge-Offs / Average Loans Peer Group Comparison (2008-2019)

# High Quality Securities Portfolio

*Securities portfolio as a percentage of total assets remains low relative to peers*

*($ in billions, end of period balances at December 31, unless noted otherwise)*



$5.0
$6.4
$6.7
$7.0
$7.2
$7.8
$8.3
2014
2015
2016
2017
2018
2019
Sept. 30, 2020

| | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | Sept. 30, 2020 |
|---|---|---|---|---|---|---|---|
| % of Assets | 13.9% | 16.6% | 16.6% | 15.8% | 15.1% | 13.3% | 13.6% |



FHLB, Federal Reserve Bank Stock & Other $0.3 / 3%
Bonds, Notes & Debentures $0.6 / 8%
Agency MBS - AFS $3.5 / 42%
Agency MBS - HTM $1.2 / 14%
Municipal - HTM $2.7 / 33%

*Agency MBS comprised of 10-year, 15-year, 20-year and 30-year pass-through securities, and 5-year, 7-year and 10-year CMBS, constitute 56% of the portfolio*

*Municipal bond portfolio has an underlying weighted credit rating above AA*

Note: Duration of the securities portfolio is ~4.0 years.
Securities portfolio does not contain CLOs, CDOs, trust preferred, or private-label mortgage-backed securities.
Held to maturity (HTM) securities reported on an amortized cost basis (book value). Available for sale (AFS) securities reported at fair value.

People's United Financial, Inc.

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c Emphasizing Deposit Gathering Across the Franchise CAGR: 12% Strong deposit market positions across our footprint and significant growth opportunities in New York Metro and Massachusetts ($ in billions, end of period deposit balances at December 31) Leading Deposit Market Shares2 #4 in New England #2 in Connecticut (#1 in Fairfield County, CT) #1 in Vermont #5 in New Hampshire Connecticut $27.5 / 55% New York $6.2 / 13% Massachusetts $8.4 / 17% Northern New England1 $7.5 / 15% 64bps 1Northern New England includes Maine, New Hampshire and Vermont. 2Source: SNL Financial; FDIC data as of June 30, 2020. 41bps 34bps 35bps 33bps 91bps Average Deposit Costs 44bps (YTD)

Focusing on Revenue Growth: Net-Interest Income CAGR: 8% ($ in millions) 2.98% 2.88% 3.09% Net Interest Margin 2.80% 3.12% 3.14% Nine Months Ended September 30 2019 2020 3.14% 3.05% Net interest income has benefited from organic growth and acquisitions

c Growth driven by a broad array of non-interest income generating businesses Focusing on Revenue Growth: Non-Interest Income CAGR: 5% ($ in millions) Aspire for 30% of total revenues to be derived from non-interest income Bank Service Charges: $73 / 23% Operating Lease Income: $37 / 12% Other: $49 / 15% Operating Non-Interest Income1 1Excludes: Security losses of $10 million for both 2017 & 2018, which are considered non-operating, incurred in response to tax-reform-related benefits realized in each period. One-time gains of $8 million in 2019 (central Maine Branch sale), $9 million in 2015 (payroll services sale), and $21 million in 2014 (merchant services joint venture) Investment Management Fees: $54 / 17% Commercial Banking Lending Fees: $35 / 11% Insurance2: $30 / 10% Cash Management: $24 / 8% Customer Interest Rate Swaps: $13 / 4% Nine Months Ended Sept. 30 2019 2020 Nine Months Ended September 30, 2020 2Includes People’s United Insurance Agency, which was sold in November 2020.

c Enhancing Wealth Management Business CAGR: 9% Discretionary Assets Under Management ($ in billions, end of period balances at December 31, unless noted otherwise) Some of the country’s most attractive demographic markets for potential Wealth clients are within the footprint of People’s United 1 Acquired Gerstein Fisher, a New York City-based investment management firm 1

# Deeply Ingrained Culture of Controlling Costs

*Thoughtfully managing expenses and continuing to make strategic investments in digital capabilities, product and service offerings, and talent*

*($ in millions)*



CAGR: 6%
$832
$848
$864
$930
$985
$1,097
$811
$877
2014
2015
2016
2017*
2018*
2019*
Nine Months Ended Sept. 30
2019
2020

**Operating Non-Interest Expense**



Regulatory Assessments: $26 / 3%
Operating Lease Expense: $28 / 3%
Amortization of Other Acquisition-Related Intangible Assets: $31/ 3%
Professional & Outside Services: $68 / 8%
Other: $70 / 8%
Compensation & Benefits: $507 / 58%
Occupancy & Equipment: $147 / 17%

**Nine Months Ended September 30, 2020**

Our ability to generate positive operating leverage and realize projected cost savings from acquisitions have driven improvement in the efficiency ratio

| 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | Sept. YTD 2019 | Sept. YTD 2020 |
|---|---|---|---|---|---|---|---|
| 62.1% | 61.5% | 60.5% | 57.7% | 57.4% | 55.8% | 56.6% | 53.8% |

*Closed acquisitions of Suffolk Bancorp and LEAF Commercial Capital in **2017**; Vend Lease and First Connecticut Bancorp in **2018**; VAR Technology, BSB Bancorp and United Financial Bancorp in **2019**

People's United Financial, Inc.

Non-operating expense:
Nine months ended Sept. 30 - 2020: $41 million; 2019: $27 million
Full Year - 2019: $66 million; 2018: $11 million; 2017: $31 million; 2016: $5 million; 2015: $13 million; 2014: $10 million

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Continuing to Strengthen the Earnings Power of the Company CAGR: 11% Our consistent, customer-centric approach to banking combined with a broad array of products, services and technology offerings differentiates People’s United and further enhances profitability $1.04 Income Per Common Share Operating Earnings Per Common Share $1.31 $1.39 $0.93 $0.87 $0.82 Nine Months Ended September 30 2019 2020 $0.91 $1.01 12020 results include $120 million in higher provision for credit losses on loans, primarily reflecting the application of CECL & the impact of COVID-19. 1

c One our most important objectives is having the capital strength to protect the dividend Consistent Return of Capital Our prudent management of capital has enabled us to grow the business organically and invest strategically in the franchise, while also providing a consistent cash return of capital to shareholders 27 Consecutive Years of Increases Common Stock Dividend Per Share

Second Step Conversion April 2007 ($ in millions) The common dividend per share was not adjusted despite the share count increase from the 2007 second step conversion and led to an outsized common dividend payout ratio Reducing Common Dividend Payout Ratio Through Earnings Growth 23% 38% 48% 87% 141% 201% 264% 115% 89% 88% 78% 77% 74% 71% 54% 54% Common Dividend Payout Ratio Note: The Company repurchased 86 million common shares from 2010-2013

c Moving Forward Seaport District Branch – Boston, Massachusetts Penn Station Branch – Manhattan, New York Leverage investments in New York Metro and Greater Boston areas, while continuing to strengthen multi-product relationships across heritage markets and grow national businesses Build upon recent acquisitions Continue to focus on portfolio management Further grow specialized industry verticals (e.g. Healthcare, Technology, etc.) Remain focused on thoughtful expense management and making strategic investments Further enhance digital capabilities and technology infrastructure Utilize newly formed Business Transformation Office to strengthen process automation and customer experience Partner with multiple Fintechs to continue to build out digital solutions for customers Leverage investments in digital marketing to engage clients, generate qualified leads, build relationships and increase sales productivity Introduce new and enhanced products/services to better serve customers and further diversify revenue mix Leverage syndications platform to compete on larger transactions Deepen international services capabilities Grow derivatives business Continue to leverage recently implemented customer relationship management system Improve sales force effectiveness, accelerate referral activity and broaden customer relationships Further strengthen deposit gathering capabilities across the franchise We are committed to provide superior service to clients and remain confident in our ability to deliver value to shareholders

c Shareholder Focused Corporate Governance Structure Board of Directors with a broad array of experience, expertise and qualifications Nine of the Company’s eleven directors are independent Independent members of Board meet regularly in executive session Each member of the Audit, Compensation, and Nominating & Corporate Governance Committees are independent All directors elected annually Election of directors by majority vote, not plurality vote Board and Board Committees conduct annual assessments Directors are not permitted to serve on the boards of more than four publicly-traded companies (including the Company) Directors who are also executive officers of another public company may not serve on more than three public company boards, including the Company’s Board No director may serve as a member of the Company’s Audit Committee if such director serves on the audit committee of more than two other public companies Compensation program for senior executive officers aligned with pay for performance principles Stock ownership guidelines (CEO 5X base salary, other senior executive officers 3X base salary) Incentive compensation clawback policy adopted Prohibition on hedging and pledging Annual say-on-pay votes

c Helping communities across our footprint to grow and thrive is good for our business Community Partnership Matters $3.8 Million $5.4 Million Nearly 750 Workshops $135.6 Million Over 32,000 Hours In grants awarded by People’s United Community Foundations* to over 600 nonprofit organizations In charitable contributions, sponsorships and volunteer impact from People’s United Bank Promoting financial literacy; reaching nearly 21,000 individuals In SBA loans and Affordable Housing investments Contributed by employee volunteerism; having an economic impact of over $950,000 2019 Community Impact Total Community Investments: $144.8 Million Employee Volunteerism and Financial Education *Foundations include People's United Community Foundation and People's United Community Foundation of Eastern Massachusetts

Third Quarter 2020 Results

1 Net interest income on a fully taxable equivalent basis was $398.7 million, a decrease of $14.3 million or 3%. Third Quarter 2020 Overview Net Income of $144.6 Million, or $0.34 per Common Share Operating earnings: $144.7 million, or $0.34 per common share, an increase of $43.7 million or $0.10 per common share Net interest margin: 2.97%, a decrease of 8 basis points - (ex. impact of PPP loans: 3.00%, a decrease of approximately 5 basis points) Net interest income1: $391.4 million, a decrease of $14.2 million or 4% Non-interest income: $101.1 million, an increase of $11.5 million or 13% Non-interest expense (operating): $289.0 million, an increase of $3.5 million or 1% Pre-provision net revenue (operating): $203.5 million, a decrease of $6.2 million or 3% - (an increase of $25.2 million or 14% from 3Q 2019) Efficiency ratio: 53.8%, an increase of 30 basis points - (an improvement of 300 basis points from 3Q 2019) Average loans: $44.9 billion, a decrease of $300 million or 1% Period-end loans: $45.2 billion, a decrease of $221 million or 1% Runoff of the transactional portion of New York multifamily portfolio and certain acquired portfolios collectively lowered balances by $119 million Planned reduction of residential mortgages lowered balances by $528 million Average deposits: $49.5 billion, an increase of $1.1 billion or 2% Period-end deposits: $49.6 billion, a decrease of $298 million or 1% Net loan charge-offs to average total loans: 0.15%, an increase of 7 basis points Provision for credit losses on loans: $27.1 million, a decrease of $53.7 million Allowance for credit losses to total loans: 0.94%, increase of 3 basis points - (ex. PPP loans: 0.99%) (Comparisons versus second quarter 2020, unless noted otherwise)

Allowance for Credit Losses (ACL) 3Q 2020 ACL reflects consideration of a baseline economic forecast and a more adverse scenario, each prepared as of late September. Baseline scenario includes modest improvement in most key economic variables compared to the baseline scenario employed at the end of 2Q 2020. More adverse scenario includes continued uncertainty associated with the status and extent of further economic stimulus, and the upcoming election. Cumulative, year-to-date ACL build is approximately $177 million, which increased the ACL/Total Loans ratio by 37 basis points since year-end 2019 (or 42 basis points, ex. PPP balances). Total loan deferrals were $1.6 billion or 3.5% of total loans at Sept. 30, down from more than $7.1 billion or 15.8% of total loans at the end of June. 1 Excluding PPP loans, 3Q 2020 C&I ACL/Loans = 1.04% and Total ACL/Loans = 0.99% 2 MW / ABL = Mortgage Warehouse / Asset Based Lending

Net Interest Income1 ($ in millions) $405.6 $391.4 1 Net interest income on a fully taxable equivalent basis for 2Q 2020 and 3Q 2020 was $413.0 million and $398.7 million, respectively. ($14.2) or (4%) Linked-Quarter Change ($21.6) $5.7 $2.5 $1.4 ($2.2)

Net Interest Margin 3.05% 2.97% (8) bps Linked-Quarter Change 4 bps 2 bps 1 bp (15 bps)

Loans: Average Balances $44,853 ($ in millions) $45,153 Linked-Quarter Change Linked-quarter change ($300) million or (1%) $524 ($413) ($242) ($111) ($58)

Deposits: Average Balances ($ in millions) $49,542 $48,447 Linked-quarter change +$1.1 billion or 2% Average Deposits Linked-Quarter Change $1,270 ($1,374) $901 $298

Non-Interest Income ($ in millions) $89.6 $101.1 +$11.5 or 13% Linked-Quarter Change ($1.5) $2.1 $4.2 $1.4 $0.7 $0.7 $0.6 $3.3

Non-Interest Expense ($ in millions) $293.6 $304.0 ($10.4) or (3%) Ex. Merger-Related Expenses: $3.5 or 1% Linked-Quarter Change ($13.9) ($0.6) $0.6 $0.4 $0.5 ($0.3) $2.9

Efficiency Ratio Quarterly Trend

Asset Quality 1 PBCT ratios for periods prior to January 1, 2020 have been restated to reflect the total loan portfolio (originated & acquired) Notes: Source: SNL Financial Top 50 Banks represents the largest 50 banks by total assets in each respective quarter. PBCT Peer Group (Median) Top 50 Banks (Median) PBCT Peer Group (Median) Top 50 Banks (Median) Non-Performing Assets / Loans & REO (%)1 Net Charge-offs / Average Loans

Returns Return on Average Assets Return on Average Tangible Common Equity Returns calculated on an operating basis 14.4% 1.13% 15.2% 13.2% 0.96% 9.5% 0.65% 13.4%

Capital Ratios Sep. 30, 2019 Dec. 31, 2019 Mar. 31, 2020 Jun. 30, 2020 Sep. 30, 2020 People’s United Financial, Inc. Tang. Com. Equity/Tang. Assets 7.8% 8.0% 7.4% 7.3% (2) 7.5% (2) Tier 1 Leverage 8.7% 9.1% (1) 8.4% 8.0% (3) 8.2% (3) Common Equity Tier 1 10.1% 10.2% 9.5% 9.8% 9.9% Tier 1 Risk-Based 10.7% 10.7% 10.0% 10.3% 10.5% Total Risk-Based 12.0% 12.0% 11.3% 11.8% 11.8% People’s United Bank, N.A. Tier 1 Leverage 8.8% 9.3% (1) 8.9% 8.5% (3) 8.7% (3) Common Equity Tier 1 10.8% 10.9% 10.7% 10.9% 11.0% Tier 1 Risk-Based 10.8% 10.9% 10.7% 10.9% 11.0% Total Risk-Based 12.2% 12.1% 12.0% 12.3% 12.3% 1 Adjusting for a full quarter of United assets, the pro forma Tier 1 Leverage Ratio at December 31, 2019 is 8.9%. 2 Adjusting for the Paycheck Protection Program (PPP) loans, the pro forma TCE/TA ratio is 7.6% at June 30, 2020 and 7.9% at September 30, 2020. 3 Adjusting for PPP loans, the pro forma Tier 1 Leverage Ratio is 8.3% for the Holding Company and 8.7% for the Bank at June 30, 2020 and 8.6% for the Holding Company and 9.1% for the Bank at September 30, 2020.

Appendix

Total Loan Forbearance (incl. First & Second Deferrals) (Balances at September 30, 2020; $ in millions) Loan Forbearance By Business Segment Loan Forbearance By Commercial Property Type / Industry Note: Commercial real estate retail balances include Business Banking loans

Loan Risk Profile ($ in millions) 1 MW / ABL = Mortgage Warehouse / Asset Based Lending 2 Includes loans 30-89 days past due and non-performing loans

Interest Rate Risk Profile 1Yield curve twist pivot point is 18 month point on yield curve. Short End defined as overnight to 18 months. Long End defined as terms greater than 18 months. Immediate Parallel Shock Est. Change in NII Yield Curve Twist1 Est. Change in NII Sep. 30, 2020 Jun. 30, 2020 Net Interest Income (NII) Sensitivity

# Peer Group

| | Firm | Ticker | City | State |
|---|---|---|---|---|
| 1 | Citizens Financial Group, Inc. | CFG | Providence | RI |
| 2 | Comerica Inc. | CMA | Dallas | TX |
| 3 | First Horizon National Corp. | FHN | Memphis | TN |
| 4 | F.N.B. Corp. | FNB | Pittsburgh | PA |
| 5 | Huntington Bancshares, Inc. | HBAN | Columbus | OH |
| 6 | KeyCorp | KEY | Cleveland | OH |
| 7 | M&T Bank Corp. | MTB | Buffalo | NY |
| 8 | New York Community Bancorp | NYCB | Westbury | NY |
| 9 | Signature Bank | SBNY | New York | NY |
| 10 | Sterling Bancorp | STL | Montebello | NY |
| 11 | Synovus Financial Corp. | SNV | Columbus | GA |
| 12 | TCF Financial Corp. | TCF | Detroit | MI |
| 13 | Valley National Bancorp | VLY | Wayne | NJ |
| 14 | Webster Financial Corp. | WBS | Waterbury | CT |
| 15 | Zions Bancorp. | ZION | Salt Lake City | UT |

People's United Financial, Inc.
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Non-GAAP Financial Measures and Reconciliation to GAAP In addition to evaluating People’s United Financial Inc. ("People's United") results of operations in accordance with U.S. generally accepted accounting principles (“GAAP”), management routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as the efficiency and tangible common equity ratios, tangible book value per common share and operating earnings metrics. Management believes these non-GAAP financial measures provide information useful to investors in understanding People’s United’s underlying operating performance and trends, and facilitates comparisons with the performance of other financial institutions. Further, the efficiency ratio and operating earnings metrics are used by management in its assessment of financial performance, including non-interest expense control, while the tangible common equity ratio and tangible book value per common share are used to analyze the relative strength of People’s United’s capital position. The efficiency ratio, which represents an approximate measure of the cost required by People’s United to generate a dollar of revenue, is the ratio of (i) total non-interest expense (excluding operating lease expense, goodwill impairment charges, amortization of other acquisition-related intangible assets, losses on real estate assets and non-recurring expenses) (the numerator) to (ii) net interest income on a fully taxable equivalent ("FTE") basis plus total non-interest income (including the FTE adjustment on bank-owned life insurance ("BOLI") income, the netting of operating lease expense and excluding gains and losses on sales of assets other than residential mortgage loans and acquired loans, and non-recurring income) (the denominator). People’s United generally considers an item of income or expense to be non-recurring if it is not similar to an item of income or expense of a type incurred within the last two years and is not similar to an item of income or expense of a type reasonably expected to be incurred within the following two years. Operating earnings exclude from net income available to common shareholders those items that management considers to be of such a non-recurring or infrequent nature that, by excluding such items (net of income taxes), People’s United’s results can be measured and assessed on a more consistent basis from period to period. Items excluded from operating earnings, which include, but are not limited to:

Non-GAAP Financial Measures and Reconciliation to GAAP (i) non-recurring gains/losses; (ii) merger-related expenses, including acquisition integration and other costs; (iii) writedowns of banking house assets and related lease termination costs; (iv) severance-related costs; and (v) charges related to executive-level management separation costs, are generally also excluded when calculating the efficiency ratio. Operating earnings per common share ("EPS") is derived by determining the per common share impact of the respective adjustments to arrive at operating earnings and adding (subtracting) such amounts to (from) diluted EPS, as reported. Operating return on average assets is calculated by dividing operating earnings (annualized) by average total assets. Operating return on average tangible common equity is calculated by dividing operating earnings (annualized) by average tangible common equity. The operating common dividend payout ratio is calculated by dividing common dividends paid by operating earnings for the respective period. Pre-provision net revenue is a useful financial measure as it enables an assessment of the Company's ability to generate earnings to cover credit losses through a credit cycle as well as providing an additional basis for comparing the Company's results of operation between periods by isolating the impact of the provision for credit losses, which can vary significantly between periods. The tangible common equity ratio is the ratio of (i) tangible common equity (total stockholders’ equity less preferred stock, goodwill and other acquisition-related intangible assets) (the numerator) to (ii) tangible assets (total assets less goodwill and other acquisition-related intangible assets) (the denominator). Tangible book value per common share is calculated by dividing tangible common equity by common shares (total common shares issued, less common shares classified as treasury shares and unallocated Employee Stock Ownership Plan ("ESOP") common shares). In light of diversity in presentation among financial institutions, the methodologies used by People’s United fordetermining the non-GAAP financial measures discussed above may differ from those used by other financial institutions.

For more information, investors may contact: Andrew S. Hersom (203) 338-4581 andrew.hersom@peoples.com